PULMATRIX
Corporate Overview



PULMATRIX

NASDAQ: PULM

Safe Harbor

This presentation contains forward-looking statements. All statements other than statements of historical fact contained herein, including statements regarding our business plans or strategies, projected or anticipated benefits or other consequences of our plans or strategies, projected or anticipated benefits from acquisitions to be made by us, or projections involving anticipated revenues, earnings or other aspects of our operating results, are forward-looking statements. Words such as "anticipates," "assumes," "believes," "can," "could," "estimates," "expects," "forecasts," "guides," "intends," "is confident that," "may," "plans," "seeks," "projects," "targets," and "would," and their opposites and similar expressions, as well as statements in future tense, are intended to identify forward-looking statements. Forward-looking statements should not be read as a guarantee of future performance or results and may not be accurate indications of when such performance or results will actually be achieved. Forward-looking statements are based on information we have when those statements are made or our management's good faith belief as of that time with respect to future events and are subject to risks and uncertainties that could cause actual performance or results to differ materially from those expressed in or suggested by the forward-looking statements. A discussion of these and other factors, including risks and uncertainties with respect to Pulmatrix, Inc. (the "Company"), as set forth in the Company's filings with the Securities and Exchange Commission ("SEC"), including the Company's most recently filed Annual Report on Form 10-K, as may be supplemented or amended by the company's Quarterly Reports on Form-10Q. Investors and security holders are urged to read these documents free of charge on the SEC's website at http://www.sec.gov. Forward-looking statements contained in this presentation are made as of this date, and the Company undertakes no obligation to publicly update any forward-looking statement, whether as a result of new information, future events, or otherwise.

This presentation contains statistical and market data that we obtained from industry publications, reports generated by third parties, third-party studies and public filings. Although we believe that the publications, reports, studies and filings are reliable as of the date of this presentation, we have not independently verified such statistical or market data.

CAUTION: We have not received approval from the FDA, or any other regulatory entity, to market our therapeutic candidates in the United States or in any other jurisdictions. Our therapeutic candidates, including Pulmazole, PUR1800, and PUR3100 are classified by the FDA as investigational drugs and are limited by Federal (or United States) law to investigational use only and will require additional studies to make definitive conclusions and claims about such candidates' safety or efficacy.

PULMATRIX

Management Team

Deep expertise in respiratory diseases & drug delivery technology across all stages of development



Ted Raad – *CEO & Director*
- Previously Chief Business Officer of Pulmatrix
- 20 years of commercial healthcare and life sciences leadership experience
- Former Chief Commercial Officer at Option Care



Rusty Clayton, MD – *Medical Director & Strategic Advisor*
- 15+ years of executive experience in pharmaceutical, biologics and medical device development
- Former Chief Medical Officer at Alcresta Therapeutics
- Board certified pediatric pulmonologist



Jason Perry – *CMC & Pharmaceutical Development*
- 15 years of experience developing pharmaceutical products
- Prior formulation and process development roles at Alkermes advancing oral and inhaled dosage products



Audrey Rossow – *Clinical Operations*
- 25+ years of operations experience in all phases of clinical trials
- Prior roles in pharmaceutical companies, contract research organizations and patient recruitment



Peter Ludlum – *Strategic Advisor, Finance*
- Currently Senior Director at Danforth Advisors
- Extensive finance and accounting leadership experience with 17 years as a C-level executive in public, private, international, manufacturing, clean tech and life science companies



Michelle Siegert – *Finance*
- Joined Pulmatrix in 2010 and has held numerous roles of increasing responsibility
- 25+ years of financial, transactional and operational experience in both private and public companies



Aidan Curran, PhD – *Research*
- Previously Director of Inhalation Technology at Huntingdon Life Sciences
- Spent over a decade in academic research and has more than 30 peer reviewed manuscripts



Steven Kramer – *Quality*
- 11+ years with Pulmatrix holding numerous roles
- Previously held positions at Alkermes and AMAG Pharmaceutical
- 15+ years experience in quality assurance & control



Michael Lipp, PhD – *Advisor CMC Strategy*
- Currently SVP of Pharmaceutical Development at Nocion Therapeutics
- 20+ years experience in pharmaceutical development and drug delivery technologies

PULMATRIX

Credentialed Board of Directors

Board of directors with extensive experience in public and private life sciences companies



Michael J. Higgins – *Chairman*
- Entrepreneur-in-residence at Polaris Partners and Board Member of Genocea, Voyager, Kindex, Madauder and Sea Pharmaceuticals
- Former SVP, COO, and CFO at Ironwood



Ted Raad – *CEO & Director*
- Previously Chief Business Officer of Pulmatrix
- 20 years of commercial healthcare and life sciences leadership experience
- Former Chief Commercial Officer at Option Care



Chris Cabell, MD, MHS, FACC – *Director*
- SVP and Head of Clinical Development at Emergent BioSolutions
- Former Head of R&D at Arena Pharmaceuticals



Todd Bazemore – *Director*
- COO of Kala Pharmaceuticals
- Former EVP and COO of Santhera Pharmaceuticals and EVP and CCO of Dyax Corp.



Anand Varadan – *Director*
- Current Chief Commercial Officer at Chiasma
- Former Chief Commercial Officer of Karyopharm Therapeutics, Inc.



Rick Batycky – *Director*
- CEO of Nocion Therapeutics
- Former Chief Scientific Officer and founder of Civitas Therapeutics

PULM (NASDAQ) Investment Highlights

Enabling Technology

- Proprietary iSPERSE platform technology that seeks to optimize pharmacokinetics and pharmacology in respiratory and non-respiratory therapeutics
- A scalable platform with applicability across drug classes and dry-powder delivery devices to support pipeline development

Innovative Therapies

- **Pulmazole**: Inhaled anti-fungal program in Asthma patients with Allergic Bronchopulmonary Aspergillosis represents ~$1.5B U.S. peak net revenue. Product is in partnership with Cipla and anticipated to begin Ph2b proof-of-concept clinical trial in Q1 2023
- **PUR3100**: Inhaled DHE, acute migraine treatment with ~$575M U.S. peak net revenue potential[1] is planned to begin Ph1 clinical trial in Q2 2022
- **PUR1800**: Inhaled kinase inhibitor treatment for acute exacerbations in COPD (AECOPD). Long-term toxicology studies are complete, indicating potential for chronic dosing and opportunity to expand into chronic indications such as Asthma, COPD and IPF. The Ph1b clinical study is fully enrolled with data anticipated in Q1 2022. PUR1800 represents ~$2.4B U.S. peak net revenue potential[1] in Acute Exacerbations in COPD (AECOPD).

Strong Financial Position

- Well capitalized operating plan with no debt
- Access to capital with both S-3 filing and ATM in place
- Track record of funding operations through both public capital markets and business development

PULMATRIX

1. Physician Interviews and Payer Interviews; ClearView Health Partners Analysis; net revenues at loss of exclusivity
2. Pulmatrix is in an ongoing contractual dispute with Cipla Technologies, LLC, Pulmatrix's development partner, regarding the development of Pulmazole which may result in delays to our proposed clinical program and lead to arbitration against Cipla. In absence of Cipla's reaffirmation of its obligations under the Cipla Agreement, Pulmatrix intends to pursue all available remedies.

iSPERSE Enabled Pipeline With Multiple Potential Milestones

PUR1800 is positioned as an "asset to partner" following with Ph1b and chronic tox in hand

Product Pipeline	Indication	2022 (Q1–Q4) / 2023 (Q1–Q4) / 2024 (Q1–Q4)
PUR1800 *NSKI*	Acute Exacerbations in Chronic Obstructive Pulmonary Disease (AECOPD)	Ph1b Top Line Data Anticipated
PUR3100 *DHE*	Acute Migraine	Ph1 → Ph1 Top Line Data Anticipated → Ph2 → Ph2 (POC) Top Line Data Anticipated[1]
Pulmazole *Anti-fungal (Cipla Partnership)*	Allergic Bronchopulmonary Aspergillosis (ABPA) in Patients with Asthma	Ph2b → Ph2b (POC) Top Line Data Anticipated
FEND[2] (NasoCalm)	Pulmatrix licensed NasoCalm formulations (PUR003 and PUR006), now re-branded as FEND, to Sensory Cloud in April 2020	

PULMATRiX

1. Ph2b start and design dependent upon results from successful Ph1 studies
2. Out-license to Sensory Cloud

iSPERSE

Small Dense and Dispersible

Engineered Dry Powder
Proprietary Technology



iSPERSE Platform

Small, dense and dispersible particles designed for highly efficient respiratory delivery

iSPERSE Enables Sick Patients to Get More Effective Doses

Potential iSPERSE Advantages

- **Can be used with a broad range of drugs,** small molecule to biologic
- **Can be used with almost any device** (e.g., metered-dose, reservoir, capsule or blister-based inhalers)
- **Requires low inspiratory flow** for penetration deep into lung, based on high dispersibility
- **Can deliver large doses into lungs (tens of milligrams)** with high delivery efficiency
- **Avoids first-pass effect and systemic side-effects** with improved pharmacokinetics profile compared to oral delivery
- **Broad IP** portfolio into 2030s

Evolution of Engineered Dry Powder Drug Delivery



Large Porous Particle (ARCUS®)

Small Porous Particle (PulmoSphere™)

1µm

iSPERSE

Small Molecule APIs with Challenging Physical/ Chemical Attributes
Amorphous or Crystalline API

APIs Limited by Predicted Efficacious Dose
Inhaled Antibiotics > 30mg; Small Molecules > 1mg

Control of Pulmonary and Systemic Exposure
Manipulation of PK Through Changes in Solid State

Dry Powder Formulation of Biologics and Macromolecules
Proteins, Peptides and Nucleic Acids for Lung Delivery

PULMATRiX

Sources: D Singh et al., *Br J Clin. Pharmacol.* 2018, 84(9):2097-2105; Perry, J, et al., *Br J Clin Pharmacol.* 2019, 85(3):580-589; Hava, D. L., et al. 2020, *Br J Clin Pharmacol:* 86(4): 723-733

Pulmazole

Inhaled Antifungal
Cipla Worldwide Development & Commercial Partnership

Inhaled Itraconazole to Treat Allergic Bronchopulmonary Aspergillosis (ABPA) in Patients with Asthma

- iSPERSE enables itraconazole delivery to the lung, providing Pulmazole potential to address the underlying cause of disease while avoiding side effects of oral antifungal therapy and prolonged steroid treatment
- Pulmazole has the potential to increase overall antifungal use and shift Pulmazole to first line treatment for ABPA and represents ~$1.5B U.S. peak net revenue opportunity[1]
- Successful FDA Type C meeting enables a Ph2b study start in Q1 2023
- Cost sharing of development and commercialization costs with 50-50 share of worldwide free cash flows (profit) from commercialization[2]



1. Physician Interviews and Payer Interviews; ClearView Health Partners Analysis
2. Excludes Cipla Territory ((India, South Africa, Sri Lanka, Nepal, Iran, Yemen, Myanmar and Algeria), where Cipla will bear full cost of development and commercialization. Pulmatrix will earn 2% royalty on Cipla Territory net revenues after successful tech transfer of Cipla territory manufacturing to Cipla.

Pulmazole: Potential to Change Standard of Care for ABPA

Phase 1/1b study successfully met all endpoints

Phase 1/1b Part 1 & 2: SAD and MAD Key Results

Demonstrated safety and tolerability of Pulmazole administered up to 14 days
~100–400 fold lower plasma exposure over 24 hours than expected with oral Sporanox

Phase 1/1b Part 3: Single Dose Crossover Pulmazole 20mg Versus Single Dose Sporanox 200mg Oral

~50 Fold Higher Lung Exposure

~85 Fold Lower Plasma Exposure

1/10th of Dose

PULMATRIX

Source: Hava, D. L., et al. (2020). "A phase 1/1b study of PUR1900, an inhaled formulation of itraconazole, in healthy volunteers and asthmatics to study safety, tolerability and pharmacokinetics." *Br J Clin Pharmacol*: 86(4): 723-733

Pulmazole Development Plan Builds Upon Clinical Precedent of Oral Itraconazole Improvement of FEV_1 in ABPA

Oral itraconazole outcomes demonstrated in clinical literature

1

The NEW ENGLAND JOURNAL of MEDICINE

2000, Stevens et al.

Itraconazole **improved FEV_1** and decreased steroid use and total IgE in a randomized double-blind trial with 55 patients

2

Journal of Clinical Immunology

2003, Wark et al.

Itraconazole **improved FEV_1**, decreased total IgE and the exacerbation frequency in a randomized, double-blind trial with 29 patients

3

Expert Review of Respiratory Medicine

2018, Agarwal et al.

In acute stage treatment naive ABPA patients, **monotherapy itraconazole** is effective in considerable number of patients, including **improved FEV_1 within 6 weeks**, with **less side-effects** compared to prednisolone monotherapy

Three Clinical Studies Demonstrated that Oral Itraconazole Treatment in Addition to Standard of Care Improved Both Disease Biomarkers and FEV_1

- Stevens and Wark studies support inclusion of oral Sporanox into current ABPA treatment guidelines (2016 IDSA) and were drivers behind the Pulmazole Ph2b study design
- Stevens, Wark and Agarwal studies showed significant improvement in FEV_1 and biomarkers for ABPA
- Pulmazole is expected to improve upon the known efficacy, safety and tolerability profile of oral itraconazole given the Ph1 results of ~50-fold higher lung exposure and ~85-fold lower plasma exposure than oral Sporanox at 1/10 the dose

PULMATRIX

Source: Stevens. *NEJM*. 2000;342(11):757; Wark. *J Allergy Clin Immuno*. 2003;111; 952; Agarwal *Chest* 2018;153(3): 656-664.

Phase 2b Study Intended to Demonstrate Proof of Concept in Patients with Asthma and ABPA

Successful FDA Type C meeting enables Ph2b study anticipated start in Q1 2023

Patient Profile

Patients (M/F, ages 18–80) with confirmed asthma and ABPA



Placebo (n=6)
Screen
< 4 weeks >
Pulmazole 20mg (n=12)
Pulmazole 40mg (n=12)
< 16 weeks >
Observation
< 8 weeks >
Open Label Extension



2023
2024
Q1
Q2
Q3
Q4
Q1
Q2
Q3
Q4
Phase 2b Trial Anticipated Start
Phase 2b Top Line Data Anticipated

Study Design

- Randomized double-blind placebo-controlled study (N=30 patients)
- Patients are dosed Pulmazole or placebo for 16 weeks on top of standard of care (baseline asthma therapies, oral steroids)

Endpoints

- FEV_1
- Exacerbations
- Safety and tolerability
- ACQ-6
- Serum IgE
- Sputum culture

PULMATRIX

Pulmazole: $1.5B Peak Net Revenue Potential in the U.S.

Anticipated increase of 1st line concomitant use with oral steroids drives the revenue forecast

1st Line Antifungal Usage May More than Double



65%
30%
Current Use of Antifungal 1st Line
Future Use of Antifungal 1st Line



~1.3B
U.S. ABPA Asthma
Net Revenue
~200M
U.S. Other Indications

Payers Interviewed Suggested ~80% Market Access and ~$40K Annual Treatment Cost Similar to TOBI Podhaler and Severe Asthma Biologics

Xolair Omalizumab

Xolair Annual Price: ~$40K

Xolair is indicated for severe asthma poorly controlled by ICS with a reactivity to aeroallergen

Nucala

Nucala Annual Price: ~$35K

Nucala is indicated for patients with severe asthma and an eosinophilic phenotype

TOBI Podhaler

Tobi Podhaler Annual Price: ~$40K

TOBI Podhaler is a dry-powder inhaled antibiotic for cystic fibrosis patients with Pseudomonas aeruginosa

CINQAIR (reslizumab) Injection 100 mg/10 mL

Cinqair Annual Price: ~$25K

Cinqair is indicated for patients with severe asthma and an eosinophilic phenotype

PULMATRIX

Source: Physician Interviews; Payer Interviews; ClearView Analysis. Also includes discount for patient compliance, patient persistence, and gross-to-net adjustment and peak revenues expected at loss of market exclusivity, ~11 years post launch; Estimate based on ClearView Analysis, which took into account uninsured patients, patients who are unwilling to pay, and projected access restrictions placed by payers

PUR3100

Inhaled Dihydroergotamine (DHE) for
Treatment of Acute Migraine

- Significant unmet need in a large market represents ~$575M U.S. peak net revenue opportunity[1]
- Lung delivery offers many potential advantages including fast acting pain relief and symptom control with a favorable tolerability profile
- iSPERSE mitigates manufacturing / device issues leading to MAP0004 FDA complete response while enabling similar pharmacokinetics in order to pursue a similar development plan in which MAP0004 achieved Ph3 clinical endpoints



1 Source: Physician Interviews and Payer Interviews; ClearView Health Partners Analysis

Acute Treatment of Migraine:

Large underserved market

Large Market

>1 billion worldwide

>38 million U.S.

Affects 3x's more women than men

Large Unmet Medical Need

75% of patients not actively treated with Rx's due to poor efficacy

80% of patients on Rx's would try new therapies

High Pharmacoeconomic Burden

$38 billion annual cost – U.S. (healthcare & lost productivity)

~ 150 million lost workdays – U.S.

Acute Treatment

New preventative treatment options do not fully address the ongoing need for acute treatment of migraine

>50% of patients require acute care for breakthrough pain

PULMATRIX

Source: Migraine Research Foundation

Migraine – Pulmonary Inhaled DHE Therapy Potential Advantages

What Do Patients Want?

1	2	3	4	5
Fast Acting Pain Relief (15–30 Minutes)	**Effective When Taken at Any Time During a Migraine**	**Long Lasting Relief**	**Ease of Dosing**	**Minimal Impact on Patient's Regular Activities**
Fast onset of action through early T_{max} and sustained target engagement[1,2]	Migraine upon awakening, quick to peek intensity, rescue for breakthrough	24+ hour headache relief through sustained target engagement[1,3]	Inhaled preferred over intranasal, convenient device and administration	Absence of: nausea, lethargy, medication overuse, dysgeusia[4]

Inhaled DHE ✓

PULMATRIX

1. Aurora, S. K., et al. (2011). "MAP0004, Orally Inhaled DHE: A Randomized, Controlled Study in the Acute Treatment of Migraine." Headache: The Journal of Head and Face Pain 51(4): 507-517.
2. Tepper, S. J., et al. (2011). "MAP0004, Orally Inhaled Dihydroergotamine for Acute Treatment of Migraine: Efficacy of Early and Late Treatments." 86(10): 948-955.
3. Winner, P., et al. (1996). "A double-blind study of subcutaneous dihydroergotamine vs subcutaneous sumatriptan in the treatment of acute migraine." *Arch Neurol* 53(2): 180-184.
4. Saper, J. R., et al. (2006). "DHE in the pharmacotherapy of migraine: potential for a larger role." *Headache* 46 Suppl 4: S212-220.

PUR3100 Pharmacokinetics Compare Favorably With MAP0004

Dog inhaled kinetics predicts human inhaled kinetics

PUR3100 achieves similar pharmacokinetics to MAP0004 in the dog

Dose Normalized	C_{max} (ng/mL)/m	$AUC_{0\text{-}INF}$ (ng*h/mL)/mg
MAP0004 Dog[1]	5.06	10.23
MAP0004 Human[2]	4.15	9.22
PUR3100 Dog[3]	6.74	10.21

MAP0004 dog pharmacokinetics accurately predicts MAP0004 human pharmacokinetics

All PUR3100 doses as predicted by DOG data

Fine Particle Dose (mg)	C_{max} (ng/mL)	$AUC_{0\text{-}INF}$ (ng*h/mL)
Predicted PUR3100 0.9mg	6.06	9.19
Predicted PUR3100 0.6mg	4.04	6.13
Predicted PUR3100 0.3mg	2.02	3.06
Actual Clinical MAP0004 0.88mg	3.65	8.12
Actual Clinical MAP0004 0.44mg	1.15	3.13

MAP0004 actual clinical dose was 0.6mg

PUR3100 compares favorably to the final MAP0004 clinical dose of 0.6mg, which would have a C_{max} and AUC between 0.88mg and 0.44mg

PULMATRIX

1. Armer, T. A., et al. (2011). "Toxicological Assessment of Dihydroergotamine after Chronic Inhalation in Dogs." *Toxicologic Pathology* 39(3): 544-552
2. Shrewsbury, S. B., et al. (2008). "Safety and pharmacokinetics of dihydroergotamine mesylate administered via a Novel (Tempo) inhaler." *Headache* 48(3): 355-367.
3. Pulmatrix 14-Day Dog study 201-0143

All PUR3100 Doses are Anticipated to Be in Therapeutic Window

Orally inhaled DHE (MAP0004) has a superior profile to other DHE



100,000
10,000
1,000
100
10
DHE pg/mL
>50% Emesis
Therapeutic Window
Sub Therapeutic Exposure
IV 1 mg (MAP)
MAP0004 0.44 mg
MAP0004 0.88 mg
STS101 5.4 mg
INP104 1.45mg
0
1
2
3
4
Time (h)

- Blue arrows indicate modelled C_{max} for proposed PUR3100 clinical nominal doses of 0.5, 1 and 1.5mg
  - Fine particle dose estimated to be 0.3, 0.6 and 0.9 mg
- Orally inhaled DHE (MAP0004) showed consistently shorter time to T_{max} than nasal delivered DHE
- PUR3100 is expected to achieve a higher C_{max} than nasal delivered DHE and C_{max} ≥ MAP0004 clinical dose, which was shown safe and effective in Ph3 studies

PULMATRiX

INP104 - Shrewsbury, S. B., et al. (2019). *Headache* 59(3): 394-409.
STS101 & IM - Albrecht, D., et al. (2020). *Headache* 60(4): 701-712.
MAP0004 & IV - Shrewsbury, S. B., et al. (2008). *Headache* 48(3): 355-367.

PUR3100 Initial Phase 1 Clinical Study to Evaluate Safety, Tolerability and Pharmacokinetics

To demonstrate safety and comparative bioavailability of PUR3100 (pulmonary inhaled) relative to IV DHE

Randomized Double-blind, Double-dummy Single Dose Study in 32 Healthy Volunteers

Healthy Volunteers

32 patients

Randomized to dose group

- **Intravenous DHE** (n=8)
- **PUR3100 Dose 1** (n=8)
- **PUR3100 Dose 2** (n=8)
- **PUR3100 Dose 3** (n=8)

Initial Phase 1 Study

- IV DHE or 1 of 4 doses of PUR3100 with matching placebo
- Assessment of safety, tolerability, and PK after administration of single dose
- PK data from IV DHE allows for preliminary assessment of comparable bioavailability between IV DHE and PUR3100

2022			
Q1	Q2	Q3	Q4
	Phase 1 Trial Anticipated Start	**Phase 1 Top Line Data Anticipated**	

PULMATRIX

PUR3100 Ph2 Dose Confirmation Study Intended to Demonstrate Proof of Concept and Enable Pivotal Study

Proof of concept study design to evaluate safety, efficacy and confirm appropriate dose for Ph3

Randomized Double-blind Placebo-Controlled Study in Otherwise Healthy Patients with Migraine

Healthy Patients with Migraine

90 patients randomized evenly across 3 groups

- **Placebo** (n=30)
- **PUR3100 Dose 1** (n=30)
- **PUR3100 Dose 2** (n=30)

Phase 2-Dose Confirmation

- Patients provided with dose to administer at home during next migraine within 28 days and record safety and efficacy data
- Study results facilitate selection of dose for pivotal study and provide estimation of effect on relevant endpoints

2022	2023			
Q4	Q1	Q2	Mid 2023 / Q3	Q4

Phase 2 Trial Anticipated Start (2022 Q4)

Phase 2 Top Line Data Anticipated (Mid 2023)

PULMATRIX

PUR3100: $575M Peak Net Revenue Potential at LOE in the U.S.


Physician and Patient Feedback
Payer Feedback
% of triptan patients experiencing a suboptimal response
40%
% of patients ranking *"starts to show improvement by 30 minutes"* as the #1 most important product attribute
44%
% of patients responding that they would prefer PUR3100 over nasal DHE administration
~63%
% increase in likelihood that a physician will prescribe after a patient request for PUR3100
40%
% of patients who may proactively request PUR3100
40%
$575M
Peak Net Revenue
2
generic treatment failures required
8
per month quantity limit
60%
market access at $880 per month

PULMATRiX

Source: Physician Interviews; Payer Interviews; Patient Research: ClearView Analysis. * Also includes discount for patient compliance, patient persistence, and gross-to-net adjustment and peak revenues expected at loss of market exclusivity, ~16 years post launch; Estimate based on ClearView Analysis, which took into account uninsured patients, patients who are unwilling to pay, and projected access restrictions placed by payers

PUR1800

Inhaled p38, Syk, Src Kinase Inhibitor with Potential for AECOPD

NSKI Portfolio In-Licensed from Janssen, Including RV1162

RV1162 Reformulated Into iSPERSE Enabled PUR1800

- PUR1800 potentially represents up to ~$2.4B[1] peak net revenue opportunity in the U.S. as an inhaled non-steroidal treatment of AECOPD
- In pre-clinical studies, RV1162 demonstrated multifactorial efficacy in steroid-resistant inflammation
- In clinical studies, RV1162 lactose blend demonstrated target engagement, anti-inflammatory activity, safety and tolerability in a 12-day study with stable COPD patients
- PUR1800, the iSPERSE formulation of RV1162, has the potential to achieve 2 to 3-fold greater lung exposure of the RV1162 lactose blend's "effective dose" while improving safety margins and potential for long-term dosing



1 Source: Physician Interviews and Payer Interviews; ClearView Health Partners Analysis

Limited Efficacy in Standard of Care for AECOPD Moderate-to-Severe Exacerbations

Significant unmet need exists in AECOPD with underlying infection and/or steroid resistance



Noninfectious
20%
Acute Exacerbation in COPD (AECOPD) Etiology
36%
Bacterial
8%
Bacterial & Viral
36%
Viral

AECOPD Incidence and Etiology

- **Steroids are standard of care** for moderate-to-severe acute exacerbations, which occur across all patient severity types
- ~90% of the 18M annual U.S. moderate-to-severe exacerbations are treated in outpatient setting
- **Infectious etiologies cause ~80% of acute exacerbations**
- Purulent sputum indicates management should incorporate antibiotics
- Viral exacerbations tend to last longer than bacterial exacerbations and are most often caused by rhinovirus infection
- **Steroids have limited efficacy in addressing infection induced inflammation**

PULMATRIX

Source: Hurst. *N Engl J Med.* 2010; 363:1128; Anzueto. *Am J Med Sci.* 2010;340(4)309; Celli. *Eur Respir J.* 2007;30(2):401; D-C. Man. *ERJ Open Res.* 2015;1(2); Vogelmeier. *Am J Respir Crit Care Med.* 2017; 195(5)557; Pulmatrix Internal Documents; Physician Interviews; ClearView Analysis

Narrow Spectrum Kinase Inhibitors (NSKI)

Block steroid-resistant inflammation and lung remodeling processes



PUR1800
(p38/Src/Syk)
Injury
Alveolar Macrophage
Cytokine Receptors
TLRs
Syk
Src
p38
PI3K γ/δ
SHIP1
Inflammatory Mediators
Neutrophil
Eosinophil
Injury
TLRs
Cytokine Receptors
ROS
Growth Factors
Cytokines
Cytokines
Lymphocyte
Growth Factors
Interstitial Macrophage

Three Primary Benefits

1 **Treat Steroid-resistant Inflammation**

- Inhibit p38 MAP kinases (p38MAPK) to restore steroid sensitivity and reduce inflammation
- Block inflammatory action of Src, which promotes cytokine production in damaged airway epithelial cells

2 **Treat Inflammation from Infections**

- Prevent viral and bacterial p38MAPK stimulation
- Suppress Syk-promoted pro-inflammatory cytokine production from bacterial infection

3 **Treat Airway Remodeling**

- Block growth factor mediated activation of primary lung fibroblasts
- Potential to be disease modifying

PULMATRIX

Source: Barnes PJ. *Pharmacol Rev* 2016; 68:788–815, Barnes PJ. *J Allergy Clin Immunol* 2013; 131:636-45, Geraghty P et al. *Am J Respir Cell Mol Biol*. 2014; 50(3):559-70, Angata T et al. *Cell Mol Life Sci*. 2013; 70(17):3199-210

RV1162 (NSKI) Reduces Steroid-resistant Inflammation in Preclinical Models

RV1162 reduces steroid insensitive, tobacco smoke-induced inflammation and restores steroid efficacy

Additional Preclinical Data

In vitro
- Verified kinase target engagement and inhibition with similar potency across p38, Src and Syk kinases
- Reduces steroid-sensitive cytokine release in human and animal cell lines with broadly similar potency (data has translational utility)

Ex vivo
- Reduces steroid-resistant inflammation in cells from COPD patients
- Reduces viral replication and infection-related inflammation in human cells

In vivo
- Reduces steroid insensitive inflammation in LPS, ovalbumin and tobacco smoke models
- Restores steroid efficacy

Inhibition of Tobacco Smoke-induced Lung Inflammation



Neutrophils (x 10⁴ Cells/mL)
0
3
6
9
12
###
###
###
***
***
***
***
***
PUR1800, µg/day
— — 0.07 0.7 7 — 0.07 0.7
Fluticanasone propionate, µg/day
— — — — — 1.8 1.8 1.8
AIR
SMOKE



Therapeutic (Intranasal)
Tobacco
BAL
1
5
11
15
Days

Source: Data on File; Pulmatrix Internal Documents; ### Significant difference between each other at p<0.001; *** Significant difference from tobacco smoke control at p<0.001

PULMATRIX

First in Human Study of RV1162 (NSKI)

RV1162 study results demonstrated target engagement and ant-inflammatory effect

RV1162 Reduced p38 MAPK Phosphorylation



p38 phosphorylation
p=0.73
p=0.01
% p38 phosphorylation
25.0
20.0
15.0
10.0
5.0
0.0
Sc
d12
Sc2
d123
Placebo
RV1162

RV1162 Reduced Sputum Neutrophils



Neutrophils
p=0.68
p=0.02
Sputum neutrophils (LogX10⁶ ceiling sputum)
3.5
3.0
2.5
2.0
1.5
1.0
0.5
0.0
-0.5
-1.0
-1.5
-2.0
Sc
d12
Sc2
d123
Placebo
RV1162

Clinical Data Summary

- RV1162 lactose blend was well tolerated in human study including stable moderate-to-severe COPD subjects: ClinicalTrials.gov NCT01970618
- RV1162 lactose blend reduced the level of p38 phosphorylation demonstrating target engagement
- 12 days of patient dosing shows onset of anti-inflammatory benefit after a short dosing regimen
- RV1162 lactose blend showed dose-proportionality, linear kinetics, and minimal variability between subjects
- RV1162 was safe and well tolerated

PULMATRiX

Source: EST001 Study with 35 healthy subjects and 30 subjects with moderate-to-severe COPD

PUR1800 Phase 1b Trial in Stable COPD

Study is fully enrolled with data anticipated in Q1 2022

Randomized, double-blind, 3-way crossover study; 3 Dose Groups (2 active, 1 placebo) with 15 pts. 14 days of daily dosing, with 28-day crossover and 28-day follow-up

15 Stable COPD Patients

Randomized to 1 of 3 treatment arms

Period 1	Period 2	Period 3
Placebo	PUR1800 (250 µg)	PUR1800 (500 µg)
PUR1800 (250 µg)	Placebo	PUR1800 (500 µg)
PUR1800 (250 µg)	PUR1800 (500 µg)	Placebo

225 µg iSPERSE PUR1800 ≈ 500 µg Janssen RV1162 lactose Blend (based on predicted lung deposition)

Upcoming Milestones

2021				2022
Q1	Q2	Q3	Q4	Q1
Phase 1b 1st Patient Dosed (02/2021)				Phase 1b Top Line Data Anticipated

Endpoints

- Safety & Tolerability
- Pulmonary function (FEV_1)
  Days 1, 7 and 14
- Systemic and sputum pharmacokinetics
  Days 1, 7 and 14
- Target engagement and efficacy pharmacodynamics
  Days 1, 7 and 14

PULMATRIX

Potential Phase 2a Exploratory Study in AECOPD

Pulmatrix intends to pursue partnership opportunities for PUR1800 based on positive long-term toxicology data and anticipated Ph1b study results

25 per Group: Total n = 75	Clinic Visits: Days 1, 7, 14, 28, 60, 90	Phone Visits: Days 4, 10	Retreatment if Symptoms Not Resolved at Day 7	Treatment on Top of SoC (Antibiotics, Corticosteroids)

Pts. with COPD Experiencing Moderate Acute Exacerbation

Screening

- Placebo
- Low Dose 7 Day
- High Dose 7 Day

Retreatment

Study objectives

- Evaluate
  - Duration of therapy
  - Dose effect
  - Potential endpoints
  - Safety and tolerability
- Preliminary evaluation of effect size
- Gain experience with study population
- Provide PoC data

Endpoints

- Time to resolution of symptoms
- Treatment failure rate[1]
- FEV_1
- Sputum cell counts
- Sputum p38 phosphorylation

PULMATRIX

[1]Treatment failure = incomplete resolution of symptoms by 14 days, need for hospitalization, or relapse within 30 days

PUR1800: $2.4B in U.S. Peak Revenue Potential

Large Addressable AECOPD Burden

- **~16M** COPD patients in the U.S.
- **77%** experience at least one exacerbation annually
- **~18M** moderate-to-severe AECOPD episodes annually in U.S.
- **> 20%** corticosteroid treatment failure rate in moderate-to-severe AECOPD patients
- PUR1800 potentially has efficacy across the spectrum of causes of AECOPD

Prescriber Reported PUR1800 Utilization

Treatment Option	Current Use	Expected Use
PUR1800 (+ oral corticosteroids and/or antibiotics)	0%	~35%
Oral Corticosteroids + Antibiotics	~58%	~34%
Antibiotics Alone	~13%	~10%
Oral Corticosteroids Alone	~25%	~18%
No Treatment	~4%	~3%

PUR1800 Market Opportunity

Up to 35% expected use, in addition to standard of care (oral corticosteroids plus/minus antibiotic)

Pricing Potential & Market Access

70% payer market access with minimal use restrictions and launch price of $650 per incident

PULMATRIX

Source: Peak revenues expected at loss of market exclusivity, ~14 years post launch and also includes discount for patient compliance, patient persistence, and gross-to-net adjustment; Estimate based on ClearView Analysis, which included qualitative physician surveys and interviews; # Estimate based on ClearView Analysis, which took into account uninsured patients, patients who are unwilling to pay, and projected access restrictions placed by payers

Chronic Toxicology Pathology Results Support Potential Expansion Into Chronic Treatment of Pulmonary Disease (ex. COPD, IPF, Asthma)

Initial Indication	Long-Term Tox Data	New Potential Indications

Initial Indication

AECOPD

18M Moderate to Severe

Acute Exacerbations per year in US[1]

Long-Term Tox Data

- PUR1800 safe and well tolerated in 6-month rat and 9-month dog studies
- No progression of histopathological effects from 28-Day results
- NOAEL at 124 µg/kg/day in rat and 109 µg/kg/day in dog
- May support ≥500 µg chronic dosing

New Potential Indications

IPF

Rare Disease <100K in US[4]

Severe Asthma

~10M Adults in US[3]

(50% of Adult Asthma)

COPD

~16M Diagnosed & 4th leading cause of death worldwide[2]

PULMATRIX

1. ClearView Analysis
2. CDC NHIS 2011; BRFSS 2013; Soriano. *Chest*. 2013; 143(3):694;
3. Centers for Disease Control and Prevention. (2020). 2019 National Health Interview Survey data. U.S. Department of Health & Human Services.
4. Fernández Pérez ER, Daniels CE, Schroeder DR, et al. Incidence, prevalence, and clinical course of idiopathic pulmonary fibrosis a population-based study. *Chest* 2010; 137: 129–137.

Our Mission

PULMATRiX is committed to the development and commercialization of novel and transformational medicines for patients all over the world, using our proprietary iSPERSE™ technology to optimally deliver both respiratory and non-respiratory therapies via the respiratory system.

Appendix



Glossary of Terms

505(b)(2)	FDA Regulatory Pathway for Drug Approval
ABPA	Allergic Bronchopulmonary Aspergillosis
ACQ-6	Asthma Control Questionnaire 6
AECOPD	Acute Exacerbations in Chronic Obstructive Pulmonary Disease
BAL	Bronchoalveolar Lavage
CGRP	Calcitonin-Gene-Related Peptide
CMC	Chemistry Manufacturing and Controls
COPD	Chronic Obstructive Pulmonary Disease
FeNO	Fractional Exhaled Nitric Oxide
FEV_1	Forced Expiratory Volume in 1 Second
GI	Gastrointestinal
GLP	Good Laboratory Practice
HNV	Healthy Normal Volunteers
ICS	Inhaled Corticosteroid
IDSA	Infectious Disease Society of America
IgE	Immunoglobulin E Antibodies

IgG	Immunoglobulin G Antibodies
IND	Investigational New Drug
IP	Intellectual Property
LPS	Lipopolysaccharide
MAD	Multiple Ascending Dose
MAPK	Mitogen-Activated Protein Kinases
NSKI	Narrow Spectrum Kinase Inhibitor
PD	Pharmacodynamics
PK	Pharmacokinetics
POC	Proof of Concept
POM	Proof of Mechanism
Pulmazole	PUR1900
SAD	Single Ascending Dose
SOC	Standard of Care
Sporanox	Oral Itraconazole 200mg

PULMATRiX